SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2005

(Date of Report)

(Date of Earliest Event Reported)

Central European Distribution Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24341	54-1865271
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (610) 660-7817

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Exhibit 99.1 to this Current Report on Form 8-K sets forth certain updated information regarding our business, including a narrative description of our distribution business and risk factors related to ownership of our common stock, par value $0.01 per share. Exhibit 99.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Additional Information, providing certain updated information regarding our business including a narrative description of our distribution business and risk factors related to ownership of our common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2005	Central European Distribution Corporation

	By:	/s/ James Archbold
	Name:	James Archbold
	Its:	Secretary